UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2010
FLEXTRONICS INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Singapore	0-23354	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6890-7188
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Approval of Relocation Offer to Francois Barbier
On August 30, 2010, the Compensation Committee of the Board of Directors of Flextronics International Ltd. (the “Company”) approved an offer to Francois Barbier to relocate to the Company’s Milpitas facility, effective August 30, 2010. Mr. Barbier will continue at the Milpitas facility in his current position as President, Global Operations, a position he has held with the Company since June 2008.
In connection with Mr. Barbier’s relocation to the United States, the Compensation Committee approved certain changes to the compensation and benefits payable to Mr. Barbier. Pursuant to the terms of Mr. Barbier’s offer letter, effective August 30, 2010 (the “Offer Letter”), Mr. Barbier’s new annual base salary was increased by $50,000 from $550,000 to $600,000, retroactive to July 1, 2010. The Company also agreed to reimburse Mr. Barbier for certain relocation expenses incurred by Mr. Barbier, including a housing allowance of $6,000 per month, a one-time furnishing allowance of up to $50,000, a miscellaneous expenditure allowance of up to $8,000 and one year of education expenses for one dependent. All reimbursed amounts will be grossed up for applicable taxes. No changes were made to Mr. Barbier’s eligibility to participate in the Company’s incentive bonus plan or long-term incentive programs.
Pursuant to the terms and conditions of a relocation expenses agreement, also effective August 30, 2010 (the “Relocation Expenses Addendum”), in the event that Mr. Barbier’s employment with the Company is terminated within two years after his relocation, Mr. Barbier agreed to repay to the Company a pro-rated percentage of the relocation expenses based on the number of months of service following his relocation.
Copies of the Offer Letter, the Relocation Expenses Addendum and a Confirmation Date Letter confirming the effective date of the relocation offer are attached hereto as Exhibits 10.01, 10.02 and 10.03 and incorporated herein by reference. The foregoing descriptions of the Offer Letter, Relocation Expenses Addendum and Confirmation Date Letter are qualified in their entirety by reference to the full text of the agreements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit

10.01	Francois Barbier Offer Letter, dated as of July 1, 2010
10.02	Francois Barbier Relocation Expenses Addendum, dated as of July 1, 2010
10.03	Francois Barbier Confirmation Date Letter, dated as of August 30, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.
Date: September 3, 2010	By:	/s/ Paul Read
		Name:	Paul Read
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.01	Francois Barbier Offer Letter, dated as of July 1, 2010
10.02	Francois Barbier Relocation Expenses Addendum, dated as of July 1, 2010
10.03	Francois Barbier Confirmation Date Letter, dated as of August 30, 2010